Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Scott Kellen, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 the Quarterly Report on Form 10-Q of Kips Bay Medical, Inc. for the quarter ended September 29, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Kips Bay Medical, Inc.

Dated: November 13, 2012

/s/ Scott Kellen
Scott Kellen
Chief Operating Officer and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)